                               SECURITY CAPITAL

                     [SECURITY CAPITAL LOGO APPEARS HERE]

                          EUROPEAN REAL ESTATE SHARES
                            1999 SEMIANNUAL REPORT

                     [SECURITY CAPITAL LOGO APPEARS HERE]

SECURITY CAPITAL
EUROPEAN REAL ESTATE SHARES

--------------------------------------------------------------------------------

Security Capital European Real Estate Shares is a highly focused, no-load mutual fund that seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. The long-term objective of the Fund is to achieve top-quartile total returns as compared with other mutual funds that invest in publicly traded real estate companies, organized principally in European countries by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Security Capital European Real Estate Shares ("SC-European") generated a total return of 8.13% for the six months ending June 30, 1999, as compared to 6.09% for its benchmark, the Salomon Smith Barney-European Property Index. The net asset value per share at June 30, 1999 was $10.98 and total dividends of $0.13 per share were paid to shareholders of record for the period ended June 30, 1999.

Interest rates in Europe have risen significantly since last autumn's low levels when global investors sought the safe haven of the Treasury market. We believe that this movement in short rates was a reversal of actions taken in 1998 during a time of global distress, rather than an indication of increased inflationary pressures.

The European real estate industry has experienced healthy merger and acquisition activity. Much of this was strategic in nature, with the participants striving to increase market share while lowering operating expenses through economies of scale. We expect to see more business combinations in the European real estate industry during the remainder of the year, with larger players approaching smaller companies.

While economic indicators have been mixed, we believe that the recovery in the European economy is firmly founded and is likely to accelerate during the second half of the year. We believe there are excellent investment opportunities in a select number of publicly traded European real estate companies. SC-European's management team utilizes a proprietary, research-driven investment process to identify and invest only in those real estate companies we believe have the strongest potential for high total rates of return. Our value-driven approach is based on thorough fundamental analysis, used to identify attractively priced companies with the ability to generate superior long-term results.

Critical to the assessment of such growth potential is a comprehensive analysis of the strength and quality of a company's cash flow potential, assessed by evaluating its assets, management teams and operating strategies, as well as the underlying economic conditions within the countries it operates. We only make an investment when our valuation models provide us with the conviction that a company offers significant potential for returns.

We appreciate your continued support.

Sincerely,

/s/ Anthony R. Manno Jr.
Anthony R. Manno Jr.
President

FUND PERFORMANCE

--------------------------------------------------------------------------------

The Fund's performance compared to a frequently used performance benchmark is shown in the table below. The net asset value per share (unaudited) as of June 30, 1999 was $10.98. Total dividends of $0.13 per share were paid to shareholders of record of Class I (Institutional) Shares for the period ended June 30, 1999. There were no Class R (Retail) Shares for such period.

Security Capital European Real Estate Shares
Comparative Returns versus Industry Benchmark
Average Annual Total Returns
Period Ended June 30, 1999

                                               YTD 6/30/99                   One-Year         Average Annual Since Inception
                                             (not annualized)             (since 6/30/98)          (6/30/98-6/30/99)
------------------------------------------------------------------------------------------------------------------------------------
SC-European Real Estate Shares                    8.13%                        11.64%                    11.64%
Class R (Retail) Shares/1/
------------------------------------------------------------------------------------------------------------------------------------
SC-European Real Estate Shares                    8.13%                        11.64%                    11.64%
Class I (Institutional) Shares
------------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney-                             6.09%                       (2.82)%                   (2.82)%
European Property Index/2/
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not indicative of future results. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from those of the index. (1) The table above reflects the performance of the Fund's Class I (Institutional) Shares. There were no outstanding Class R (Retail) Shares for the period shown. The maximum expenses chargeable against Class R Shares is 1.60%, and the maximum expenses chargeable against Class I Shares is 1.45%, for the period ended June 30, 1999. (2) The Salomon Smith Barney European-Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.

Security Capital European Real Estate Shares - Class I (Institutional) Shares Growth of a $10,000 Investment
Period from June 30, 1998 to June 30, 1999

                                                                           Salomon Smith
                                       SC-European                        Barney-European
                                   Real Estate Shares                     Property Index
---------------------------------------------------------------------------------------------------------
June 30, 1998                            $10,000                             $10,000
July                                     $10,020                              $9,358
August                                   $10,050                              $8,933
September                                $10,210                              $9,364
October                                  $10,390                              $9,102
November                                 $10,340                              $9,078
December                                 $10,325                              $9,160
January 1999                             $10,084                              $8,933
February                                 $10,174                              $9,156
March                                    $10,711                              $9,278
April                                    $10,953                              $9,511
May                                      $11,155                              $9,656
June                                     $11,164                              $9,718
---------------------------------------------------------------------------------------------------------

Past performance is not indicative of future results. The graph above reflects the performance of the Fund's Class I (Institutional) Shares. There were no outstanding Class R (Retail) Shares for the period shown. The maximum expenses chargeable against Class R Shares is 1.60%, and the maximum expenses chargeable against Class I Shares is 1.45%, for the period ended June 30, 1999.

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     SCHEDULE OF INVESTMENTS--JUNE 30, 1999 (UNAUDITED)
________________________________________________________________________

        Shares/
        Principal Amount                              Market Value
        __________________________________________________________
                      COMMON STOCKS - 86.3%
                      UNITED KINGDOM - 48.4%
           217,832    Chelsfield, PLC                   $1,026,641
            75,000    Land Securities, PLC               1,006,042
           225,000    Development Securities, PLC          957,572
           125,000    Capital Shopping Centres, PLC        792,065
           100,000    Frogmore Estates, PLC                747,143
           150,000    Great Portland Estates, PLC          518,389
           125,000    Greycoat, PLC                        502,430
            75,000    Bradford Property Trust, PLC         309,733
                                                       ___________
                                                         5,860,015
                      FRANCE - 11.3%
             7,500    Kleipierre                           703,555
             4,000    Unibail                              511,714
             1,000    Societe Immobiliere de Location
                      pour l'Industrie et
                      le Commerce (Silic)                  156,999
                                                       ___________
                                                         1,372,268
                      SWEDEN - 10.8%
            45,000    Tornet Fastighets, AB/1/             612,263
            45,000    Castellum, AB                        424,078
            93,000    Hufvudstaden, AB                     271,693
                                                       ___________
                                                         1,308,034
                      SPAIN - 7.6%
            55,000    Vallerhermoso, SA                    530,115
            50,000    Prima Inmobilaria, SA/1/             386,053
                                                       ___________
                                                           916,168
                      GERMANY - 5.0%
            12,500    IVDG Holding, AG                     606,913

                      PORTUGAL - 2.0%
            15,512    Sonae Inmobilaria, SA                245,295

                      FINLAND - 1.2%
            27,900    Sponda Pyj                           140,928
                      Total common stocks              ___________
                      (cost $9,866,902)/2/              10,449,621

                      SHORT-TERM INVESTMENTS - 12.4%
        $1,500,000    United States Treasury Bill,
                      2.800%, 07/08/1999                 1,499,183

                      Total short-term investments
                      (cost $1,499,183)                  1,499,183
                                                       ___________

                      Total investments - 98.7%
                      (cost $11,366,085)                11,948,804

                      Other assets in excess
                      of liabilities - 1.3%                160,719

                      Net assets - 100.0%              $12,109,523
                                                       ___________

        /1/  Non income producing security.
        /2/ Percentages of long-term investments are presented in this schedule by country. Percentage of long-term investments by industry are as follows: Diversified Real Estate 32.0% and Real Estate Development 54.3%.

                    See notes to the financial statements.         3

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:

   Investments, at market value
   (cost $11,366,085)                                      $11,948,804
   Dividends and interest receivable                            60,716
   Receivable from investment adviser                           55,071
   Cash                                                         50,302
   Deferred organization costs                                  49,677
   Other assets                                                  9,463
                                                            ----------
   Total assets                                             12,174,033
                                                            ----------

LIABILITIES:

   Payable to distributor                                        4,492
   Accrued expenses and other liabilities                       60,018
                                                            ----------
   Total liabilities                                            64,510
                                                            ----------
        Net assets                                         $12,109,523
                                                            ----------

NET ASSETS CONSIST OF:

   Capital stock                                           $11,498,816
   Distributions in excess of net investment income             (4,791)
   Accumulated undistributed net realized gain on
    investments and foreign currency transactions               34,193
   Net unrealized appreciation on investments and
    foreign currency                                           581,305
                                                            ----------
   Total net assets                                        $12,109,523
                                                            ----------

CLASS I:

   Net assets                                              $12,109,523
   Shares outstanding (50,000,000 shares of $0.01
    par value authorized)                                    1,102,876
   Net asset value and redemption price per share               $10.98
                                                            ----------


                    See notes to the financial statements.           4

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF OPERATIONS-PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividend income                                                        $182,594
     Interest income                                                          21,846
                                                                          ----------
     Total investment income                                                 204,440
                                                                          ----------
EXPENSES:
     Investment advisory fee                                                  37,814
     Distribution expense                                                     11,122
     Administration fee                                                          890
     Sub-administration fee                                                   42,151
     Transfer agent, custody and accounting costs                             54,989
     Federal and state registration                                           11,515
     Professional fees                                                        38,948
     Shareholders reports and notices                                         28,628
     Directors' fees and expenses                                             11,331
     Amortization of organization expenses                                     6,159
     Other                                                                       518
                                                                          ----------
     Total expenses before reimbursement                                     244,065
                                                                          ----------
     Less: Reimbursement from adviser                                       (179,562)
                                                                          ----------
     Net expenses                                                             64,503
                                                                          ----------
          Net investment income                                              139,937
                                                                          ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                         57,318
     Net realized loss foreign currency transactions                         (21,033)
     Change in unrealized appreciation on investments                        499,364
                                                                          ----------
     Net realized and unrealized gain on investments                         535,649
                                                                          ----------
          Net increase in net assets resulting from operations              $675,586
                                                                          ----------

                   See notes to the financial statements.                      5

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                 Six months ended
                                                                  June 30, 1999         Period ended
                                                                   (Unaudited)      December 31, 1998/1/
--------------------------------------------------------------------------------------------------------

OPERATIONS:
     Net investment income                                           $139,937                    $24,976
     Net realized gain (loss) on investments                           57,318                     (2,092)
     Net realized loss on foreign currency transactions               (21,033)                   (12,273)
     Change in unrealized appreciation
       on investments                                                 499,364                     81,941
                                                               -----------------------------------------
     Net increase in net assets resulting from operations             675,586                     92,552

CAPITAL SHARE TRANSACTIONS:
     Proceed from shares sold                                       6,505,000                  6,007,500
     Shares issued to holders in reinvestment
       of dividends                                                       111                         22
     Cost of shares redeemed                                       (1,000,000)                    (2,552)
                                                               -----------------------------------------
     Net increase in net assets from
       capital share transactions                                   5,505,111                  6,004,970

DISTRIBUTIONS TO
CLASS I SHAREHOLDERS:
     From net investment income                                      (142,489)                   (15,690)
     In excess of net investment income                                    --                    (10,517)
                                                               -----------------------------------------
     Total distributions Class I                                     (142,489)                   (26,207)
          Total increase in net assets                              6,038,208                  6,071,315
NET ASSETS:
     Beginning of period                                            6,071,315                         --
                                                               -----------------------------------------
     End of period/2/                                             $12,109,523                 $6,071,315
                                                               =========================================

/1/  Fund commenced operations on June 30, 1998.
/2/ Including distributions in excess of investment income of $2,552 and $2,239 for the periods ended June 30, 1999 and December 31, 1998, respectively.

                    See notes to the financial statements.                     6

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
_______________________________________________________________________________

                                         Six months ended
                                           June 30, 1999        Period ended
                                            (Unaudited)     December 31, 1998/1/
                                         _______________________________________
                                              Class I             Class I
                                         _______________________________________
For a share outstanding for each period:
Net asset value, beginning of period             $10.28               $10.00
                                                ____________________________
Income from investment operations:
     Net investment income                         0.13                 0.04
     Net realized and unrealized gain on
     investments                                   0.70                 0.28
                                                ____________________________
     Total from investment operations              0.83                 0.32
                                                ____________________________
Less distributions:
     Dividends from net investment income         (0.13)               (0.02)
     Dividends in excess of net investment
     income                                          --                (0.02)
     Return of capital                               --                   --
                                                ____________________________
     Total distributions                          (0.13)               (0.04)
                                                ____________________________
Net asset value, end of period                   $10.98               $10.28
                                                ____________________________
Total return/2/                                    8.13%                3.25%

Supplemental data and ratios:
     Net assets, end of period ($000)           $12,110               $6,071
     Ratio of expenses to average
     net assets/3/,/4/                             1.45%                1.45%
     Ratio of net investment income to
     average net assets/3/,/4/                     3.15%                1.32%

Portfolio turnover rate                            2.42%                  --%

/1/  Fund commenced operations June 30, 1998.
/2/ Not annualized for the six months ended June 30, 1999 and the period ended December 31, 1998.
/3/  Annualized.
/4/ Without voluntary expense reimbursements of $179,562 for the six months ended June 30, 1999, the ratio of expenses to average net assets would have been 5.49% for Class I and the ratio of net investment income to average net assets would have been (0.89)% fo r Class I. Without voluntary expense reimbursements of $155,345 for the period ended December 31, 1998, the ratio of expenses to aver age net assets would have been 9.66% for Class I and the ratio of net investment income to average net assets would have been (6.89) % for Class I.

                    See notes to the financial statements.                     7

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Security Capital European Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital U.S. Real Estate Shares. The Fund consists of Class I and Class R shares, which differ in services provided to shareholders and expenses. The Fund commenced operations on June 30, 1998. As of June 30, 1999, there were no capital stock transactions for Class R shares.

   The following is a summary of significant accounting policies consistently followed by the Fund.

   (a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

   (b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 1998, the Fund has a realized capital loss carry forward, for federal income tax purposes, of $2,092 (expires December 31, 2006), available to be used to offset future realized capital gains. As of December 31, 1998, the Fund has elected for Federal income tax purposes to defer a $2,239 current year post October capital loss as though the loss was incurred on the first day of the next fiscal year.

   (c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

   Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

   The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

   (d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

--------------------------------------------------------------------------------

   (e) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS
   Transactions in shares of the Fund were as follows:

Six Months Ended 06/30/99:
--------------------------------------------------------------------------------

                                                    Amount           Shares
                                                --------------------------------
Class I Shares:
     Shares sold                                 $  6,505,000        606,064
     Shares issued to holders in
       reinvestment of dividends                          111             11
     Shares redeemed                               (1,000,000)      (493,897)
                                                ------------------------------
     Net increase                                $  5,505,111        512,178
                                                ------------------------------

Period Ended 12/31/98:
--------------------------------------------------------------------------------

                                                    Amount           Shares
                                                --------------------------------
Class I Shares:
     Shares sold                                 $  6,007,500        590,946
     Shares issued to holders in
       reinvestment of dividends                           22              2
     Shares redeemed                                   (2,552)          (250)
                                                ------------------------------
     Net increase                                $  6,004,970        590,698
                                                ------------------------------

3. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long term investments by the Fund for the six months ended June 30, 1999, were $6,882,556 and $1 84,032, respectively.

   As of June 30, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

        Appreciation                          $ 759,241
        (Depreciation)                         (176,522)
                                              ----------
        Net appreciation on investments       $ 582,719
                                              ----------

   As of June 30, 1999, the cost of investments for federal income tax purposes was $11,366,085.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated ("GCMG"). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's average daily net assets. GCMG has entered into an investment sub-advisory agreement with Security Capital Global Capital Management Group (Europe) S.A. ("GCMG-Europe") ("Sub-Advisory Agreement") pursuant to which GCMG-Europe provides various portfolio management and investment advisory services to the Fund. Under the Sub-Advisory Agreement, GCMG-Europe receives a monthly management fee from GCMG equal to the annual rate of 0.08% of the Fund's average daily net asset value.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

   GCMG voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% of the net assets of the Class I shares, computed on a daily basis, for the six months ended June 30, 1999.

   GCMG also serves as the Fund's administrator. GCMG charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

   State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

   Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5. CONCENTRATION OF RISKS

   The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

   The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. Companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

   The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

   The foregoing discussion is general in nature and is subject to the risk considerations described in the Fund's Prospectus and Statement of Additional Information.

6. DISTRIBUTION AND SERVICING PLANS

   The Fund has adopted plans with respect to Class I and Class R shares pursuant to Rule 12b-1 under the 1940 Act ("Plans"). Under the Plans, the Fund pays to Security Capital Markets Group Incorporated in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of each Class' average daily net assets.

   The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of each Class' respective shares and for providing certain services to each Class' respective shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. For the six months ended June 30, 1999, the Fund has made payments totaling $11,358 as required by the adopted Plans.

7. PRINCIPAL SHAREHOLDERS

   As of June 30, 1999, SC Realty Incorporated, a wholly owned subsidiary of Security Capital Group Incorporated, GCMG's parent corporation, owned 99.9% of the Fund's total outstanding shares.

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DIRECTORS AND OFFICERS                      INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.                        Anthony R. Manno Jr.
Director, Chairman and President            Director, Chairman and President

Robert H. Abrams                            W. Joseph Houlihan
Director                                    Managing Director

Stephen F. Kasbeer                          Gerios Rovers
Director                                    Vice President

George F. Keane                             Marina Jamalian
Director                                    Analyst

Kenneth D. Statz                            Bernhard Krieg
Managing Director                           Analyst

Kevin W. Bedell
Senior Vice President

Jeffrey C. Nellessen
Vice President, Treasurer and
 Assistant Secretary

David T. Novick
Vice President and Secretary

Michael J. Heller
Assistant Treasurer




INVESTMENT ADVISER                          LEGAL COUNSEL

Security Capital Global Capital             Mayer, Brown & Platt
Management Group Incorporated               1909 K Street, N.W.
11 South LaSalle Street                     Washington, D.C. 20006
Chicago, Illinois 60603


INVESTMENT SUB-ADVISER                      AUDITORS

Security Capital Global Capital Management  Arthur Andersen LLP
Group (Europe) S.A.                         33 West Monroe Street
Boulevard de la Woluwe 34                   Chicago, Illinois 60603
Brussels, Belgium 1200

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                          [LOGO OF SECURITY CAPITAL]
               11 South LaSalle Street, Chicago, Illinois 60603
               1-888-SECURITY           www.securitycapital.com